Fixed deposits with financial institutions	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Fixed Deposits With Financial Institutions
Fixed deposits with financial institutions

4.	Fixed deposits with financial institutions

	September 30, 2024	December 31, 2023
	USD	USD

Fixed deposits with financial institutions	773,575	681,313

Fixed deposits placed with a licensed bank amounting to USD773,575 (December 31, 2023: USD681,313) are pledged to secure credit facility granted to a subsidiary. There was no utilisation of credit facilities as of September 30, 2024 and December 31, 2023.

9. Fixed deposits with financial institutions

	2023	2022
	USD	USD
Fixed deposits with financial institutions	681,313	859,902

Fixed deposits placed with a licensed bank amounting to USD681,313 (2022: USD859,902) are pledged to secure credit facility granted to a subsidiary. The average interest rate on the fixed deposits was 2.4% per annum (2022: 2.2% per annum).